UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2005 (January 31,2005)

CTS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 293-7511

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      Completion of Acquisition or Disposition of Assets.

     On January 31, 2005, CTS Corporation, an Indiana corporation (“CTS”), acquired all of the issued and outstanding shares of common stock, par value $0.01 per share (the “SMTEK Common Stock”), of SMTEK International, Inc., a Delaware corporation (“SMTEK”), pursuant to the Agreement and Plan of Merger, dated as of November 16, 2004 (the “Merger Agreement”), by and among CTS, SMTEK and Cardinal Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of CTS (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub was merged with and into SMTEK (the “Merger”), with SMTEK continuing as the surviving corporation and becoming a direct, wholly owned subsidiary of CTS. As a result of the Merger, the SMTEK Common Stock has been deregistered under the Securities Act of 1933, as amended, and delisted from The Nasdaq SmallCap Market.

     Upon the consummation of the Merger, each share of SMTEK Common Stock issued and outstanding (other than (i) shares of SMTEK Common Stock owned by CTS or any direct or indirect subsidiaries of CTS, (ii) shares of SMTEK Common Stock held in SMTEK’s treasury and (iii) shares of SMTEK Common Stock that did not vote to adopt the Merger Agreement and with respect to which appraisal has been properly demanded in accordance with Delaware law) was converted into the right to receive $10.725 in cash, without interest, and .2913 shares of CTS common stock, no par value per share (“CTS Common Stock”). The aggregate value of the cash and CTS Common Stock paid to the former stockholders of SMTEK in respect of their shares of SMTEK Common Stock was equal to approximately $44.4 million.

     In connection with the consummation of the Merger, CTS issued a press release on January 31, 2005, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01      Other Events.

     On January 31, 2005, SMTEK stockholders adopted the Merger Agreement at a special meeting called for that purpose.

Item 9.01      Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The financial statements required by this item were previously filed as part of Amendment No. 2 to the CTS Corporation Registration Statement on Form S-4 (File No.333-121129) on December 27, 2004.

(b)    Pro Forma Financial Information.

The financial statements required by this item were previously filed as part of Amendment No. 2 to the CTS Corporation Registration Statement on Form S-4 (File No.333-121129) on December 27, 2004.

(c)    Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated November 16, 2004, by and among SMTEK International, Inc., Cardinal Acquisition, Inc. and CTS Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on 8-K dated November 16, 2004, filed with the Commission on November 17, 2004).

99.1	Press Release, dated January 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

/s/ Richard G. Cutter

	By:	Richard G. Cutter
Vice President, Secretary and
General Counsel
Date: January 31, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated November 16, 2004, by and among SMTEK International, Inc., Cardinal Acquisition, Inc. and CTS Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on 8-K dated November 16, 2004, filed with the Commission on November 17, 2004).

99.1	Press Release, dated January 31, 2005.